Tallwood Investment	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Tallwood Investment

Note 11—Tallwood Investment

During 2009, in order to facilitate the BBA acquisition, the Company negotiated a $42.0 million cash investment by Tallwood III, L.P. Tallwood III Annex, L.P. and certain of their affiliates (collectively, the Tallwood Investors) pursuant to which the Company sold to the Tallwood Investors (i) 24.0 million shares of Ikanos common stock, par value $0.001 per share (the Common Stock), and (ii) warrants to purchase up to 7.8 million shares of Common Stock (the Warrants). The transaction was completed on August 24, 2009, and the purchase price of each share of Common Stock and the exercise price of each warrant to purchase a share of Common Stock under the securities purchase agreement was $1.75. In addition, the Company issued to the Tallwood Investors one share (the “Voting Share”) of Series A Preferred Stock, which provides the Tallwood Investors certain voting rights solely with respect to election of a minority of the members of the Board of Directors but does not share in the economics of Ikanos. The 24.0 million shares of Common Stock, Warrants and the Voting Share collectively are referred to as the Tallwood Investment.

The net proceeds for the Tallwood Investment were $38.8 million after capitalizing transaction-related costs of $3.2 million. The $3.2 million in transaction related costs consisted of investment banker, legal and accounting fees.

The value attributed to the Warrants was $7.6 million and was estimated as of August 24, 2009 using the Black-Scholes option pricing model with the assumptions of an expected volatility of 62.5%, expected term of five years, no expected dividends and a risk free interest rate of 2.5%. The expected volatility is based on a blend of the volatility of the Company’s peer group in the industry in which it does business and the Company’s historical volatility. The expected term is five years which is equal to the life of the Warrants. The risk free interest rate is the yield on zero-coupon U.S. treasury securities for a period that is commensurate with the expected term assumption.

Assuming the exercise of the Warrants and the shares outstanding as of January 3, 2010, the Tallwood Investors would own 51% of the Company’s outstanding common stock post-closing. However, through the Stockholder Agreement between the Company and the Tallwood Investors dated April 21, 2009, the Tallwood Investors have agreed (a) to vote for all non-Tallwood directors in the same proportion as other stockholders of the Company; (b) that to the extent they hold shares in excess of 35% of the total outstanding common stock, they will vote the excess shares in the same proportion as shares voted by non-Tallwood stockholders; and (c) for certain matters requiring a separate vote of the stockholders who control the single Series A Preferred share issued to the Tallwood Investors, they will delegate their proxy to vote those shares to the non-Tallwood directors.

In November 2010 Tallwood participated in the Company’s stock issuance (see Note 12 below) and purchased an additional 5.6 million shares. Assuming the exercise of the Warrants and the shares outstanding as of December 30, 2012, the Tallwood Investors would own 48% of the Company’s outstanding common stock. Subsequent to this purchase, the voting restrictions discussed in the prior paragraph still remain in effect.